SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              January 31, 2001
                     ---------------------------------
                     (Date of earliest event reported)


                        DENDRITE INTERNATIONAL, INC.
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


  New Jersey                  0-26138                      22-2786386
--------------         ---------------------           -------------------
(State of              (Commission File No.)              (IRS Employer
Incorporation)                                         Identification No.)


                          1200 Mount Kemble Avenue
                     Morristown, New Jersey 07960-6767
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (973) 425-1200
            ----------------------------------------------------
            (Registrant's telephone number, including area code)
                                     -


                               Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



Item 5.  Other Events.
         ------------

      Dendrite International, Inc. ("Dendrite") announced on January 31, 2001 that its Board of Directors has authorized a stock repurchase program whereby Dendrite may purchase up to $20 million of its outstanding common stock. Such purchases may be conducted in open market transactions or in privately negotiated transactions from time to time. For information regarding the stock repurchase program, reference is made to the press release, dated January 31, 2001, of this announcement attached as Exhibit 99 to this Form 8-K.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c) Exhibits.

Exhibit No.       Exhibit
-----------       -------
    99            Press Release, dated as of January 31, 2001, by Dendrite
                  International, Inc. concerning its stock repurchase program





                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DENDRITE INTERNATIONAL, INC.


                              By: /s/ Christine A. Pellizzari
                                 ---------------------------------
                                 Name:    Christine A. Pellizzari
                                 Title:   Vice President, General
                                          Counsel and Secretary


Date: February 1, 2001






                             INDEX TO EXHIBITS



Exhibit No.    Exhibit
-----------    -------
    99         Press Release, dated as of January 31,
               2001, by Dendrite International, Inc.
               concerning its stock repurchase program